                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 17, 1997

                      Fund America Investors Corporation II
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   33-73748                   84-1218906
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (IRS Employer
      of Incorporation)             File Number)            Identification No.)

     6400 S. Fiddler's Green Circle, Suite 1200B, Englewood, Colorado 80111
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (303) 290-6025
                                                           --------------

--------------------------------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)

Item 5. Other Events.

         The Registrant expects to enter into an Underwriting Agreement, dated September 17, 1997, with Greenwich Capital Markets, Inc., and ContiFinancial Services Corporation (the "Underwriters"), pursuant to which the Underwriters agree to purchase and offer for sale to the public, approximately $120,000,000 aggregate initial principal amount of the Registrant's Collateralized Mortgage Obligations, Series 1997-NMC1 (the "Bonds"). The Bonds are registered for sale under the Registrant's effective shelf Registration Statement on Form S-3 (33-73748), and will be offered pursuant to a Prospectus, dated September 17, 1997, and a related Prospectus Supplement, dated September 17, 1997, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and Rule 424 thereunder.

         Filed as Exhibits 5.1 and 8.1 to this Form 8-K are opinions of Hunton & Williams with respect to the Registrant's Registration Statement on Form S-3, as amended (No.33-73748).

         In connection with the offering of the Offered Securities, the Underwriters have prepared and disseminated to potential purchasers certain "Series Term Sheet(s)," "Computational Materials," and/or "Structural Terms Sheet(s)," as such terms are defined in the No-Action response letters to Greenwood Trust Company, Discover Card Master Trust I (publicly available April 5, 1996), to Kidder, Peabody and Co. Incorporated and certain affiliates thereof (publicly available, May 20, 1994), and to Cleary, Gottlieb, Steen & Hamilton on behalf of the Public Securities Association (publicly available, February 17,
1995). In accordance with such No-Action Letters, the Registrant is filing herewith such Series Term Sheet(s), Computational Materials, and/or Structural Terms Sheet(s) as Exhibit 99.1.

         Further, the Registrant has obtained credit enhancement from MBIA Insurance Corporation ("MBIA") and has included certain financial information regarding MBIA. In connection therewith, the Registrant is designating Coopers & Lybrand, L.L.P. as experts relating to such included financial information and is filing herewith the consent of Coopers & Lybrand L.L.P. as Exhibit 99.2.

Exhibits

5.1      Opinion of Hunton & Williams regarding the legality of the Securities
         (Bonds).

8.1      Opinion of Hunton & Williams regarding tax matters.

99.1 Copy of "Series Term Sheet(s)," "Computational Materials," and/or "Structural Terms Sheet(s)" as provided by Greenwich Capital Markets, Inc. and ContiFinancial Services Corporation.

99.2     Copy of Consent of Coopers & Lybrand, L.L.P.

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



September 17, 1997                      FUND AMERICA INVESTORS CORPORATION II


                                        By:    /s/ Steven B. Chotin
                                               -------------------------------
                                        Name:  Steven B. Chotin
                                        Title: President

                                INDEX TO EXHIBITS


                                                                            Page


5.1      Opinion of Hunton & Williams regarding the legality of the
         Securities (Bonds)..............................................

8.1      Opinion of Hunton & Williams regarding tax matters..............

99.1 Copy of "Series Term Sheet(s)," "Computational Materials," and/or "Structural Terms Sheet(s)" as provided by Greenwich Capital Markets, Inc. and ContiFinancial Services
         Corporation.....................................................

99.2     Copy of Consent of Coopers & Lybrand, L.L.P.....................